                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Publishers Equipment Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

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        -----------------------------------------------------------------------

   (4)  Date Filed:

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





                        PUBLISHERS EQUIPMENT CORPORATION
                        16660 DALLAS PARKWAY, SUITE 1100
                              DALLAS, TEXAS  75248

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1998

As a shareholder of Publishers Equipment Corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company to be held at Publishers Equipment Corporation, Corporate Headquarters, 16660 Dallas Parkway, Suite 1100, Dallas, Texas, on Friday, June 19, 1998 at 3:00 p.m. for the following purposes:

1.       The election of six directors for a one-year term.

2. To consider and act upon a proposal to amend the Publishers Equipment Corporation Stock Option Plan to extend the expiration date of the Plan from April 26, 1999 to April 26, 2004.

3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on May 4, 1998, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The transfer books will not be closed.

You are cordially invited to attend the meeting. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A proxy may be revoked by a shareholder by notifying the Secretary of the Company in writing at any time prior to its use.

                                           By order of the Board of Directors



                                           Evans Kostas
                                           Chairman of the Board,
                                           President and Chief Executive Officer

Dallas, Texas
May 7, 1998



                            YOUR VOTE IS IMPORTANT.
                PLEASE EXECUTE AND RETURN PROMPTLY THE ENCLOSED
                      PROXY CARD IN THE ENVELOPE PROVIDED.

                        PUBLISHERS EQUIPMENT CORPORATION
                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1998

TO OUR SHAREHOLDERS:

This Proxy Statement is furnished to shareholders of Publishers Equipment Corporation (the "Company") for use at the Annual Meeting of Shareholders on June 19, 1998, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy (as provided herein). Unless a contrary choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the front side of the proxy card. The record of shareholders entitled to vote at the Annual Meeting was taken at the close of business on May 4, 1998. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to shareholders is May 7, 1998. The principal executive offices of the Company are located at 16660 Dallas Parkway, Suite 1100, Dallas, Texas 75248.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

Six Directors are proposed to be elected at the Annual Meeting. Each Director will serve until the next Annual Meeting of Shareholders or until a successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the nominees listed in the table that follows, except where authority is withheld by the shareholder. All nominees are presently members of the Board of Directors.

If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named below will be unable to serve.

                                                                  Year First
                                                                     Became
                                                   Age              Director
                                                   ---              --------
Simon Bonnier (b)                                  68                 1984
James K. Feeney (a,b)                              61                 1986
Robert S. Hamilton (a,b)                           71                 1979
Evans Kostas (a)                                   62                 1984
Ole B. Rygh (c)                                    54                 1988
Reinhart Siewert (c)                               60                 1988


---------------
a - Member of the Executive Committee
b - Member of the Compensation/Option Committee c - Member of the Audit Committee

Mr. Bonnier currently serves as a Director of AB Bonnierforetagen, a Swedish conglomerate having primary business activities in book/magazine publishing and film production/distribution. Other business interests include manufacture of furniture and graphic arts equipment. Mr. Bonnier has served in this capacity since 1965 and from January 1978 he has also served as International Operations Officer for AB Bonnierforetagen.

Mr. Feeney is currently President and Treasurer of Windmoller & Holscher Corporation, a manufacturer of flexographic printing presses for packaging, a position he has held since December 1977.

Mr. Hamilton retired from Publishers Equipment Corporation October 31, 1990, after having served in various executive capacities with the Company during the twelve years prior to that date.

Mr. Kostas has served as Chairman of the Board, President and Chief Executive Officer of the Company since February 1985. From September 1984 until February 1985, Mr. Kostas served as Chief Operating Officer of the Company.

Mr. Rygh currently serves as President and Chief Executive Officer of Ryson International, Inc., a supplier of material handling equipment and systems to the printing industry, a position he has held since September 1995. From December 1993 to August 1995, Mr. Rygh served as President and Chief Executive Officer of IDAB, Incorporated, a supplier of material handling equipment and systems to the printing industry.

Mr. Siewert currently serves as President of Koenig & Bauer-Albert AG, a German manufacturer of newspaper and commercial printing presses, a position he has held since July 1995. For the prior fifteen years Mr. Siewert served as Executive Vice-President-Finance of Koenig & Bauer-Albert AG.

In connection with the Company's acquisition of King Press Corporation in 1984, the Company agreed to use its best efforts to cause two seats on its Board of Directors to be filled by persons designated by AB Bonnierforetagen, as long as it and its affiliates own at least 15% of the shares of Common Stock of the Company. Mr. Bonnier and Mr. Rygh currently serve as Directors at the request of AB Bonnierforetagen.

In connection with the Company's issuance of the Company's Common Stock in a private placement to Koenig & Bauer-Albert AG in October 1988, the Company agreed to use its best efforts to cause one seat on its Board of Directors to be filled by a person designated by Koenig & Bauer-Albert AG as long as it owns at least 15% of the shares of Common Stock of the Company. Mr. Siewert currently serves as a Director at the request of Koenig & Bauer-Albert AG.

CERTAIN INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES OF THE
BOARD

The Board of Directors of the Company held three formal meetings during 1997. The Board's Audit Committee and Executive Committee each held one formal meeting during the year. The Board's Compensation/Option Committee did not meet during 1997. Each of the Directors who are nominated in this Proxy Statement and who served during 1997 as a Director or as a member of the Compensation/Option Committee, the Executive Committee or the Audit Committee attended at least 75% of the total number of such meetings during 1997 during the period in which they served as Director.

At the beginning of each fiscal year, each Director who is not an employee of the Company individually elects his form of compensation for each Meeting of the Board of Directors attended from three options:

      Option 1:        $500 cash and a stock option for 500 shares of
                       the Company's Common Stock.

      Option 2:        $1,000 cash.

      Option 3:        A stock option for 1,000 shares of the Company's
                       Common Stock.

In addition, at the beginning of each fiscal year the Chairman designated for each Committee who is not an employee of the Company individually elects his form of compensation for each Meeting of the Committee attended that is not concurrent with a Meeting of the Board of Directors from two options:

      Option 1:        A stock option for 250 shares of the Company's
                       Common Stock.

      Option 2:        $250 cash.

The exercise price of options granted to Directors is based on the fair market value of the Company's Common Stock at the time of each Meeting.

For 1998, one of the nominees to the Board of Directors elected Option 1, three elected Option 2 and one elected Option 3 for compensation to be received for each Board of Directors meeting attended. For compensation to be received as Committee Chairman in 1998, one non-employee Chairmen chose Option 1 and one non-employee Chairman chose Option 2 for each Committee Meeting attended that is not concurrent with a Board of Directors Meeting. These elections are irrevocable for 1998.

The Compensation/Option Committee recommends compensation/option arrangements for the Company's officers. The Executive Committee serves primarily as an advisor to management. The Audit Committee provides supervision of the auditing process. See the table on page 1 for information as to the members of such committees. The Company does not have a nominating committee of the Board of Directors, or any other committee that performs similar functions.

For information on the security ownership of management and executive compensation, see pages 8 to 9 of this Proxy Statement.

               PROPOSAL TWO - PROPOSAL TO AMEND STOCK OPTION PLAN

The Company's success is largely dependent upon the efforts of its key employees. In order to continue to attract, motivate and retain outstanding individuals as key employees, the Board of Directors believes that it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board of Directors believes that it is important to further the identity of interests between key employees of the Company and its shareholders by encouraging employee ownership of the Company's Common Stock. Accordingly, in 1981, 1984, 1989 and again in 1994, the Board of Directors and the Shareholders of the Company adopted and approved the Publishers Equipment Corporation Stock Option Plan (the "Plan").

The Plan currently provides for the reservation of 500,000 shares of Common Stock to be available for issuance under the Plan for options granted until the termination of the Plan. As of May 7, 1998, 45,025 shares have been issued pursuant to the exercise of options granted under the Plan and options to purchase an additional 333,492 shares had been granted and have not expired, leaving 121,483 shares available for future options. If approved, the amendment will permit the Company to continue to grant options under the Plan, which the Board of Directors believes is necessary in order to continue to attract, motivate and retain outstanding key employees. The amendment will result in no other change to the Plan nor will it result in any change, alteration or extension of any options presently outstanding under the Plan.

On April 27, 1998, the closing sales price for the Common Stock was $0.398 per share.

The following is a summary of certain provisions of the Plan as proposed to be amended.

GENERAL. Under the Plan, stock options ("Options") will be granted to key employees covering shares of Common Stock. The Options may be either Qualified Stock Options (as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options. The specific type of option granted and its treatment under the Code, depends on the terms of the agreement pursuant to which such option is granted. The Plan, as proposed to be amended, will terminate in 2004, unless sooner terminated by the Board of Directors. Options granted may not be sold, transferred or disposed of in any manner other than by will or under the applicable laws of descent and distribution. A maximum of 500,000 shares (subject to antidilution provisions) of Common Stock is available for issuance under the Plan. The shares of Common Stock subject to any outstanding Option that expires or is terminated without having been exercised in full, or the portion of such shares allocable to the unexercised portion, may again be subject to an Option granted under the Plan.

ADMINISTRATION. The Plan is administered by the Board of Directors. The Compensation/Option Committee (the "Committee") has been appointed by the Board to administer the Plan on its behalf. The Committee currently consists of Simon Bonnier, James K. Feeney and Robert S. Hamilton. The Committee has full and final authority to select the employees who will participate, grant Options, set the exercise price or prices and the exercise period of each Option and, in general, interpret and administer the Plan and make all other determinations necessary or advisable for its administration.

The members of the Committee are not eligible to receive Options granted by the Committee; however, the members of the Committee may receive Options granted by the Board of Directors. In addition, the Plan provides that no Director may vote on the granting of Options to himself or herself, but such Director may be counted in determining the existence of a quorum at any meeting of the Board of Directors in which such a vote is taken.

ELIGIBILITY. Any person, including officers and directors, employed by the Company or any parent or subsidiary of the Company which now exists or hereafter is organized or acquired by or acquires the Company is eligible to participate in the Plan. Because of the discretion possessed by the Committee, it is not possible to indicate the number of persons who may be selected to participate in the Plan, the number of Options which may be granted to them or the number of shares of Common Stock subject to each option. However, in no event may the aggregate fair market value (determined at the time the Options are granted) of the Common Stock with respect to which Qualified Stock Options are exercised for the first time by an individual in any calendar year (under all plans of the individual's employer corporation and its parent and subsidiary corporations, if applicable) exceed $100,000.

At May 7, 1998, a total of approximately 111 employees were eligible to participate in the Plan and approximately 41 of those employees had received Options under the Plan.

TERMS OF OPTIONS, LIMITATION ON RIGHT TO EXERCISE AND RESTRICTION ON TRANSFER. Unless otherwise provided in the terms of an option, the term of each Option granted under the Plan shall not exceed five years from the date of the grant thereof. The Plan also provides that the term of a Qualified Stock Option shall not exceed ten years from the date of its grant, and the term of a Qualified Stock Option granted to an employee owning, directly or indirectly, at the time of the grant 10% or more of the total combined voting power of the stock of the Company (a "10% Shareholder") shall not exceed five years from the date of its grant. Except in the event of death or disability as set forth below, or as otherwise provided in the terms of an Option, options may only be exercised if the holder is employed by the Company or any parent or subsidiary of the Company. Common Stock received upon the exercise of an Option may be subject to restrictions determined by the Committee prohibiting its transfer to anyone other than the Holder's employer or the Company during a specific period not exceeding ten years from the date of the grant of such Option and requiring the resale of such stock to the holder's employer or the Company for the exercise price of the Option in the event the holder does not complete a required period of employment.

EXERCISE PRICE. The Committee will determine the exercise price or prices for each Option at the time such Option is granted; provided, however, that such exercise price will not be less than the greater of $0.25 or the fair market value of the Common Stock at the time of the granting of the Option, as determined by the Committee. With respect to an Option granted to any 10% Shareholder, the exercise price shall not be less than 110% of the fair market value of the Common Stock at the time of the granting of the Option. A holder of Options may pay the exercise price upon the exercise of any Option in cash or in shares of Common Stock based upon fair market value of the Common Stock on the date of exercise or in combination of cash and shares of Common Stock.

DEATH OR DISABILITY. In the event of the death or disability of a holder of Options while in the employ of the Company, its parent or subsidiaries, such Options will be exercisable in full within the year next succeeding such death or disability, but not later than the expiration date of such Options.

DILUTION OR OTHER ADJUSTMENTS. Under certain circumstances, such as stock dividends, stock splits and mergers, appropriate adjustments will be made with respect to outstanding Options and the provisions of the Plan.

AMENDMENT AND TERMINATION. The Board of Directors may amend or terminate the Plan; however, any amendment which would (a) increase the number of shares of Common Stock for which Options may be issued under the Plan or (b) modify the eligibility standards under the Plan shall not be effective until approved by the shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES. The Plan provides that Options may be granted as nonqualified or incentive stock options. The specific type of Option granted and the tax treatment thereof will depend on the terms of the agreement pursuant to which Option is granted. Generally, any employee receiving incentive stock options will not realize any taxable income at the time the Option is granted or at the time an incentive option is exercised, provided, however, that in connection with the computation of the alternative minimum tax, the amount by which fair market value of the Common Stock at the time of the exercise exceed the exercise price generally will constitute a preference item. In addition, the Company is not entitled to any deduction at the time the Option is granted or at the time the Option is exercised. Upon the sale of the Common Stock acquired by exercise of an Option, the employee generally will realize a capital gain or capital loss, and the Company will receive no deduction, so long as such sale does not occur within two years of the date of the grant of the Option or within one year after the exercise of the Option.
If a sale does occur within two years of the date of grant or one year of the date of exercise, part or all of the income recognized by the employee may be treated as ordinary income. Under such circumstances, the Company could be entitled to a deduction equal to the ordinary income recognized by the employee.

An employee receiving nonqualified stock options ("NQSOs") under the Plan will not realize any taxable income and the Company will not be entitled to any deduction at the time the NQSOs are granted. At the time the NQSOs are exercised, however, the employee generally will realize ordinary income equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price paid, and the Company generally will be entitled to a deduction equal to the ordinary income recognized by the employee, provided certain conditions are met. Upon the sale of the Common Stock acquired pursuant to NQSOs, the employee generally will recognize capital gain or loss based on the fair market value of the Common Stock on the date acquired.

THIS SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAX LAWS UPON THE COMPANY AND THE PARTICIPANTS IN THE PLAN DOES NOT PURPORT TO BE COMPLETE. IN ADDITION, THE TAX TREATMENT UNDER STATE OR LOCAL LAWS IS NOT COVERED IN THIS SUMMARY AND WILL VARY FROM STATE TO STATE.

OPTION AWARDS AND VESTED BENEFITS: The following table sets forth certain information relating to options previously granted under the Plan for the period beginning on the date of the adoption of the Plan to May 7, 1998.


---------------------------------------------------------------------
                            Number of       Average
       Name of               Options       Per Share      Net Value
      Individual           Granted (1)   Exercise Price  Realized (2)
---------------------------------------------------------------------
  Roger R. Baier              38,000         $ 0.55         $ --
  Simon Bonnier                4,500           0.85           --
  James K. Feeney              3,000           1.00           --
  Robert S. Hamilton           2,500           1.00           --
  Evans Kostas               162,242           0.39           --
  Ole B. Rygh                  3,500           1.00           --
  Reinhart Siewert             3,750           0.91           --

  All Executive Officers
  As A Group (2 Persons)     200,242           0.42           --

  All Directors Who Are
  Not Also Executive
  Officers As A Group
  (5 Persons)                 17,250         $ 0.94         $ --
---------------------------------------------------------------------



(1) Excluding all options granted that have expired or been canceled without being exercised.

(2) There has been no exercise of options by Executive Offices or Directors.

The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and present or represented at the Annual Meeting is required to approve the proposed amendments to the Plan. The Board of Directors believes that the proposed amendments are in the best interest of the Company and its shareholders and are important in order it help assure the ability of the Company to continue to attract, motivate and retain highly qualified individuals as employees and directors of the Company.

ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL TWO.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The executive officers and directors of the Company are eligible to participate in the Plan. Therefore, if the Plan is amended as described in Proposal Two, the executive officers and directors may personally benefit from the extension of the termination of the Plan to April 26, 2004.


         SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The total outstanding capital stock of the Company as of May 7, 1998, consisted of 5,220,253 shares of Common Stock, no par value (the "Common Stock"). All outstanding shares of Common Stock are entitled to one vote per share. Under the terms of the Articles of Incorporation of the Company, cumulative voting is not permitted.

As of May 7, 1998, the Company's officers and nominees to the Board of Directors, as a group (7 persons), owned beneficially 2,034,463 shares or 36.6% of the issued and outstanding shares of Common Stock (including 217,492 shares subject to options), as set forth in the following table:


---------------------------------------------------------------------
      Name Of            Class        Amount and Nature
    Beneficial             Of          of Beneficial        Percent
       Owner              Stock          Ownership(1)       of Class
---------------------------------------------------------------------
  Simon Bonnier        Common Stock     1,715,363  (2)       32.8%
  James K. Feeney      Common Stock         3,750  (3)         *
  Robert S. Hamilton   Common Stock        11,497  (4)         *
  Evans Kostas         Common Stock       257,202  (5)        3.6%
  Ole B. Rygh          Common Stock         3,500  (6)         *
  Reinhart Siewert     Common Stock         3,750  (7)         *

  Directors and
   Executive Officers
   As A Group
   (7 Persons)         Common Stock     2,034,463            36.6%
---------------------------------------------------------------------


(*)      Less than 1%.

(1)      Sole voting and investment power.
(2) Includes 1,710,863 shares owned by AB Bonnierforetagen and 4,500 shares subject to Options. Mr. Bonnier is a Director of AB Bonnierforetagen and a member of the family which controls AB Bonnierforetagen.
(3)      Includes 3,000 shares subject to Options.
(4)      Includes 2,500 shares subject to Options.
(5)      Includes 162,242 shares subject to Options.
(6)      Consists of 3,500 shares subject to Options.
(7)      Consists of 3,750 shares subject to Options.

The following table sets forth as of May 7, 1998, each stockholder known to management of the Company to own beneficially more than 5 percent of the Company's outstanding shares of Common Stock.

---------------------------------------------------------------------
 Name and Address      Class Of     Amount and Nature of    Percent
 of Beneficial Owner    Stock       Beneficial Ownership(1) of Class
---------------------------------------------------------------------
 AB Bonnierforetagen  Common Stock     1,710,863  (2)         32.8%
 Torsgatan 21
 S-105 44 Stockholm
 Sweden

 Koenig & Bauer AG    Common Stock     1,079,500              20.7%
 Postfach 6060
 Friedrich-Koenig-
 Str. 4
 97080 Wurzburg 1
 Germany
---------------------------------------------------------------------


(1)      Sole voting and investment power.
(2) Mr. Simon Bonnier, a Director of the Company, is a Director of AB Bonnierforetagen and a member of the family which controls AB Bonnierforetagen. As a result, Mr. Bonnier may be deemed to be the beneficial owner of the shares owned by AB Bonnierforetagen.

On April 6, 1990, the Company issued 145,349 shares of its non-voting Series A Convertible Preferred Stock, no par value (the "Preferred Stock"), to AB Bonnierforetagen in connection with the Company's purchase of the shares of Solna Gruppen AB. On each January 1, 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998, 14,534 shares of the Preferred Stock converted to Common Stock. As a result of the foregoing and the repurchase of 9 shares of Preferred Stock for cash, there are currently 29,068 shares of Preferred Stock outstanding. No other shares of the Preferred Stock of the Company are issued or outstanding.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater than ten percent Shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no forms were required for those persons, the Company believes that during the fiscal year ending December 31, 1997, its officers, directors and greater than ten percent Shareholders have complied with all applicable Section 16(a) filing requirements with respect to the Company's equity securities.


                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of Executive Officers of the Company whose total annual salary and bonus for the fiscal year ended December 31, 1997, exceeded $100,000.

---------------------------------------------------------------------
                                 SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------
                                                         Long Term
                                                        Compensation
                                  Annual Compensation      Awards
                              ---------------------------------------
           (a)           (b)       (c)         (d)          (g)

       Name and                                           Options/
   Principal Position   Year    Salary ($)   Bonus ($)    SARs (#)
---------------------------------------------------------------------
   CEO, Evans Kostas    1997     165,000      49,500      132,242
                        1996     165,000      29,184         --
                        1995     165,560        --         30,000
                        1994     194,560        --         30,000
---------------------------------------------------------------------




The remuneration described in the above table does not include the cost to the Company of benefits furnished to the named executive officer, including premiums for health insurance, personal use of Company automobile and other personal benefits provided to such individual that are extended in connection with the conduct of the Company's business. The value of such benefits cannot be precisely determined, but the executive officer named above did not receive other compensation in excess of the lesser of $25,000 or 10% of such officer's cash compensation in any of the last three years.

The following table sets forth information concerning the grant of stock options to the named Executive Officer during the fiscal year ended December 31, 1997:


---------------------------------------------------------------------
                OPTION/SAR GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------
     (a)           (b)           (c)           (d)          (e)
                             % of Total
                            Options/SARs
                             Granted to    Exercise or
                            Employees in   Base Price    Expiration
     Name      Option/SARs  Fiscal Year      ($/Sh)         Date
---------------------------------------------------------------------
 CEO,
 Evans Kostas    132,242        65.4%         $0.25       07/01/02
---------------------------------------------------------------------



The following table sets forth information concerning the number of unexercised options held by the named Executive Officer at the end of the fiscal year ended December 31, 1997:


---------------------------------------------------------------------
         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FY-END OPTION/SAR VALUES
---------------------------------------------------------------------
                (a)                            (d)
                                            Number of
                                           Unexercised
                                           Options/SARs
                                           At FY-End (#)
---------------------------------------------------------------------
                                           Exercisable/
               Name                       Unexercisable
---------------------------------------------------------------------
        CEO, Evans Kostas                    96,121/
                                             66,121
---------------------------------------------------------------------



EMPLOYMENT AGREEMENTS: The Company has an employment agreement with Mr. Hamilton that provides a retirement benefit of $30,000 per year for a period of 15 years following his October 31, 1990 retirement. The retirement benefit is reduced in the event of Mr. Hamilton's death before the expiration of the 15 year period, and ceases in the event that Mr. Hamilton is not survived by his spouse.

401(K) PLAN: On October 1, 1984, the Company established a 401(K) Plan. The 401(K) Plan provides for voluntary contributions from participating employees. A participant may elect to make contributions up to the maximum permissible amount (the lesser of $30,000 or 25% of the participant's annual compensation) on a before tax basis. The 401(K) Plan was amended on December 28, 1987, to allow the Company to make voluntary contributions to eligible employees' accounts at the discretion of the Company. There were no Company contributions to the 401(K) Plan during the fiscal year ended December 31, 1997.

INCENTIVE COMPENSATION PLAN: The Company has implemented an Incentive Compensation Plan for certain officers of the Company and King Press Corporation, a wholly-owned subsidiary of the Company. Under the Incentive Compensation Plan, an incentive bonus based upon a percentage of the participant's base compensation will be paid to a participant if the Company or King Press Corporation achieves certain levels of targeted after-tax profits. The Incentive Compensation Plan is administered by the Compensation/Option Committee. During the fiscal year ended December 31, 1997, the incentive bonus paid to the individual listed in the preceding Summary Compensation Table and to the Executive Officers as a group was as follows: Mr. Kostas - $49,500; and all Executive Officers as a group (2 persons) - $60,473.

STOCK OPTION PLAN: In June 1981, the Board of Directors adopted and the shareholders of the Company approved the Publishers Equipment Corporation Stock Option Plan ("Plan"). The Plan is currently administered by the Compensation/Option Committee of the Board. The Plan was amended in April 1989 to increase the number of shares authorized for grant under the Plan and extend the expiration date of the Plan. The Plan as amended provides for the grant of stock options to key employees covering a maximum of 500,000 shares of Common Stock, subject to certain adjustments upon the subdivision or consolidation of shares. Under the Plan, the exercise price per share of a stock option cannot be less than the greater of $0.25 per share or the fair market value per share on the date the option is granted, provided that an employee owning directly or indirectly more than 10% of the total combined voting power of all classes of stock of the Company may not be issued a stock option unless the exercise price per share is at least 110% of the fair market value per share on the date the option is granted. The Plan further provides that the exercise period cannot exceed ten years (or five years if the optionee owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company).

The Plan permits the grant in any calendar year of incentive options greater than $100,000 aggregate market value provided that no more than $100,000 aggregate market value are exercisable for the first time in any single calendar year. As proposed, the Plan will expire April 26, 2004.

Options for 155,242 shares of Common Stock were granted to Executive Officers during the year ended December 31, 1997. No Options were exercised during 1997.

                              CERTAIN TRANSACTIONS

During 1997, the Company paid interest to Windmoller & Holscher totalling $49,311 under a $1,000,000 Convertible Subordinated Note due December 1999 with a floating interest rate based on the publicly quoted German prime rate. Mr. Feeney, a Director of the Company, is the President and Treasurer of Windmoller & Holscher Corporation, a

Delaware Corporation and wholly-owned subsidiary of Windmoller & Holscher of Germany.


                                   AUDITORS

Arthur Andersen LLP, independent certified public accountants, were the independent auditors for the fiscal year ended December 31, 1997.
Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


                       PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of stock.


                            REVOCABILITY OF PROXY

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder of the Company has the unconditional right to revoke a proxy at any time prior to the voting thereof by written notice thereof addressed to Roger R. Baier, Secretary, Publishers Equipment Corporation, 16660 Dallas Parkway, Suite 1100, Dallas, Texas 75248; however, no such revocation shall be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.


                          PROPOSALS OF SHAREHOLDERS

A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company's Annual Meeting of Shareholders in 1999, and received at the Company's executive offices no later than January 8, 1999 will be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting.


                                OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

A copy of the Company's 1997 Annual Report, containing audited financial statements, accompanies this Proxy Statement. The annual report does not constitute a part of the proxy solicitation material.

                                        By order of the Board of Directors



                                        Evans Kostas
                                        Chairman of the Board,
                                        President and Chief Executive Officer

May 7, 1998

                        PUBLISHERS EQUIPMENT CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends a vote FOR proposals 1 and 2.


1.  Election of Directors                                                FOR
                                                     FOR   WITHHOLD   all except

    NOMINEES: SIMON BONNIER, JAMES K. FEENEY,        [ ]     [ ]         [ ]
    ROBERT S. HAMILTON, EVANS KOSTAS, OLE B. RYGH,
    REINHART SIEWERT

                                                     FOR      AGAINST   ABSTAIN
2.  Proposal to amend the Publishers Equipment
    Corporation Stock Option Plan to extend the      [ ]        [ ]      [ ]
    expiration date of the Plan from April 26, 1999 to April 26, 2004.


3.  Or any other business which may properly come before the meeting;
    hereby revoking any proxy or proxies heretofore give by the undersigned.


                 -----------------------------------------------
                               Nominee Exceptions

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name on the space provided above.)


Receipt herewith of the Company's 1997 Annual Report and Notice of Meeting and Proxy Statement is hereby acknowledged.

BE SURE TO ENTER DATE

Dated:                          , 1998
       -------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        (Signature of Shareholder(s))

Joint owners must each sign. Please sign your name EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

                     (PLEASE SIGN, DATE, AND MAIL TODAY)

                        PUBLISHERS EQUIPMENT CORPORATION

       BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS AT
                        3:00 P.M., FRIDAY, JUNE 19, 1998
           PUBLISHERS EQUIPMENT CORPORATION - CORPORATE HEADQUARTERS
                        16660 DALLAS PARKWAY, SUITE 1100
                              DALLAS, TEXAS 75248

The undersigned shareholder of Publishers Equipment Corporation (the "Company") hereby appoints Evans Kostas and Roger R. Baier, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated annual meeting and at any adjournment(s) thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE OTHER SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 AND 2, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED ON THE OTHER SIDE AND FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE STOCK OPTION PLAN. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 3.

THIS PROXY IS REVOCABLE ANY TIME BEFORE IT IS EXERCISED.



                        (PLEASE SIGN ON THE OTHER SIDE)